Exhibit 99.1

Harnessing the Power of the Human Memory B Cell JANUARY 2023 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | immunome.com Copyright © 2023 Immunome, Inc. All rights reserved.

2 Disclaimers and Forward - Looking Statements Copyright © 2023 Immunome, Inc. All rights reserved. This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and infectious disease programs and platform, execution of our regulatory, clinical and strategic plans, therapeutic potential and benefits of our programs and anticipated upcoming milestones for our programs, as well as the timing and progress of each of the foregoing matters. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “suggest,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the following: our ability to execute on our strategy, including with respect to R&D efforts, IND submissions and other regulatory filings, timing of these filings and the timing and nature of governmental authority feedback regarding the same, initiation and completion of any clinical studies, confirmatory testing and other anticipated milestones as and when anticipated; the fact that research and development data are subject to differing interpretations and assessments, including during the peer review/publication process in the scientific community and by regulatory authorities; whether our data will be published in a scientific journal and, if so, when and with what modifications; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with earlier - published data and/or data used for advancing the product candidates; the fact that changes in the profile of the diseases that our programs target could emerge that could impact our ability to address those changes; our ability to fund operations; our reliance on vendors; our ability to execute on our plans for collaborations and partnerships; the competitive landscape; the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Immunome’s Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 28, 2022, and elsewhere in Immunome’s Quarterly Reports on form 10 - Q and other filings and reports with the SEC. All statements contained in this presentation are made as of the date specified on the cover, and we undertake no duty to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This presentation may contain product names, trade names, trademarks and service marks of Immunome and of other organizations, which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agency publications and other publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We make statements and predictions about future dates for achievement of milestones related to our platform and our programs in this presentation. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Immunome “At a Glance”

Disruptive Technology Leveraging Human Immune Response

Patient Informed Drug Discovery Engine	→ Interrogates memory B cells, the most educated component of the human immune system → Potential across multiple therapeutic areas
Significant Partnering Potential	→ AbbVie multi-year research collaboration (up to 10 novel antibody-target pairs) → U.S. DoD JPEO-CBRND in collaboration with DHA (Antibody cocktail for SARS-CoV-2)
Lead Oncology Program IMM-ONC-01	→ Antibody targeting IL-38, a novel context dependent immune modulator in multiple solid tumors with poor prognosis → IND submission anticipated mid-2023
Rich Research Pipeline	→ Antibody targeting EPN1, an ectopically expressed target → Multiple additional novel targets enabling next-generation modalities (ADCs, T-cell engagers)
Capital-Efficient Business Strategy	→ Value creation through partnerships and proprietary programs → Strong cash position; runway through at least 3Q 2024

Copyright © 2023 Immunome, Inc. All rights reserved.

3

Strategic Discovery Collaboration with AbbVie

AbbVie and Immunome Announce Strategic Collaboration to Discover Multiple Novel Oncology Targets

- Immunome will grant AbbVie the option to purchase worldwide rights for up to 10 novel target-antibody pairs arising from three specified tumor types
- Key Financial Terms
  - $30M upfront payment
  - Eligible for additional payments up to:
    - $70M platform access payments
    - Development and first commercial sale milestones of up to $120M per target
    - Further sales-based milestones
    - Tiered royalties on global sales

abbvie | immunome

> "Immunome's approach has the potential to unlock novel cancer biology and yield multiple therapeutic candidates"
>
> **STEVE DAVIDSEN**
> *VP, Oncology Discovery Research, AbbVie*

> "This collaboration with AbbVie, a true leader in the development and commercialization of oncology therapeutics, demonstrates the strength of Immunome's Discovery Engine"
>
> **PURNANAND SARMA**
> *President & CEO, Immunome*

Copyright © 2023 Immunome, Inc. All rights reserved.

4

B cells: Critical Players in Immunity Oncology 5 Copyright © 2023 Immunome, Inc. All rights reserved. → B cell infiltration more closely associated with survival than T cell presence in multiple cancers → Success of I/O therapies appears to be associated with coordinated response including B cells and TLS in the unique context of each patient’s tumor microenvironment → However, specificity of the B cell immune repertoire has not been explored beyond known tumor antigens Cabrita et al, Nature (2020) Survival in Melanoma Patients

Cataloging the Context - Dependent B - cell Response Against Cancer 6 Copyright © 2023 Immunome, Inc. All rights reserved. → Cancer cells modify their microenvironment to make it fertile ground for tumor growth → The human immune system makes a coordinated, time - dependent, attack against cancer in the context of that modified environment → T cell response has been the focus of drug development efforts in recent times. Clinical unmet need, however, remains high → Memory B cells record the targets that are identified as important attack points for antibodies across the course of tumor development, catalogued by Discovery Engine ANTIBODIES DENDRITIC CELL MACROPHAGE T CELL B CELL TUMOR MICROENVIRONMENT MISFOLDED PROTEIN ABBERANT GLYCOSYLATION NON - SILENT GENE MUTATIONS ECTOPIC EXPRESSION

We See the Disease Through the Lens of a Memory B-cell

Interrogate Most Educated Components of Immune Response in an Unbiased Manner at Industrial Scale


Multiple Patients
Ongoing access to new and diverse patient memory B cells
Blood, Lymph nodes and tumor tissue
Immortalizing B-cell Response
Proprietary hybridoma technology producing authentic antibodies from thousands of B-cells
Thousands of B-cells /patient
Antibody Screening
Proprietary, multiplexed interrogation of patient B cell responses against authentic tumor antigen sources
Up to 20,000 antibodies and millions of data points per screen
Antibody Validation
Definitive target identification and characterization of antibody–target interactions
Canonical and non-canonical targets; identify on average 2 – 4 targets per patient
Therapeutic Output
Unique therapeutic antibody - target pairs
Antibodies targeting novel, public antigens

Copyright © 2023 Immunome, Inc. All rights reserved.

7

Broad Applicability Across Therapeutic Areas Unbiased Interrogation Unveils Targets & Underexplored Biology: Examples 8 Copyright © 2023 Immunome, Inc. All rights reserved. Immunology: Conserved Epitopes Identification of antibodies specific for broadly conserved epitopes, including across species Infectious Disease: Multi - modal Action Unique insights into breadth of immune response against SARS - CoV - 2 by super responder patients Oncology: Target Rich Clusters Targets identified across patients with different tumors cluster around distinct areas of tumor biology Immune Modulation Novel Targets Discovery Engine Extracellular Matrix DiMuzio et al VaccineX 2021 Need a figure for this panel Knowles et al Nature Reviews Molecular Cell Biology (2014) https:// doi.org /10.1038/nrm3810

Platform has Potential for Diversified Partnering Strategy Across Therapeutic Areas

01

Anti-Infectives

IMM-BCP-01 (SARS-CoV-2 Antibody Cocktail)

- $17.6M non-dilutive funding (OTA: W911Q-Y-20-9-0019)
- Funded by U.S. DoD JPEO-CBRND in collaboration with DHA

02

Oncology Solid Tumors

abbvie | immunome

Up to 10 novel antibody-target pairs in 3 tumor types

- $30M Upfront
- $70M Platform Milestones
- $120M/target Development and First Commercial Sale Milestones
- Sales-based Milestones
- Tiered Royalties on Global Sales

03

Oncology, Hematological

- Various Malignancies

04

Immune Disorders

- Auto-Immune Disorders
- Immunology

05

Neurology

- Neuroinflammation

Potential Future Therapeutic Areas

Copyright © 2023 Immunome, Inc. All rights reserved.

9

Immunome Pipeline

Targets Identified from Authentic Human Immune Response

	PROGRAM	POTENTIAL DISEASE OF RELEVANCE	STAGE	NEXT MILESTONE
CLINICAL	IMM-BCP-01 (Anti SARS-CoV-2)* Three antibody cocktail (multi-modal action, including neutralization and complement activation)	COVID-19	Phase 1b*	Actively exploring partnerships
CLINICAL	IMM-ONC-01 (Anti-IL-38) Soluble cytokine, Immune modulator Neutralize IL-38; recruit and activate immune cells	Squamous carcinomas of head & neck, gastroesophageal, lung	Pre-clinical Development	IND submission mid-2023
RESEARCH	IMM20059 (Anti-EPN1) Membrane Dynamics Ectopically expressed on cancer cells and exosomes; modulate receptor trafficking; reactivate exhausted anti-tumor T cells	Melanoma, breast, lung, bladder, genitourinary, and liver cancers	Target Research & Lead ID	Lead nomination
RESEARCH	Undisclosed oncology targets Suitable for ADC and T Cell Engager Modalities	Solid tumors	Target Research & Lead ID	Lead nomination

** We completed dosing of the first cohort of patients with no significant treatment-related adverse events. We have decided to seek a partner in order to continue the trial and for any further development activities. See slide #33 for topline results.*

Copyright © 2023 Immunome, Inc. All rights reserved.

10

Oncology Copyright © 2023 Immunome, Inc. All rights reserved.

Immunome’s Discovery Engine Functional B - cell Interrogation to Actionable Public Targets 12 Copyright © 2023 Immunome, Inc. All rights reserved. Functional screening prioritizes patient - derived antibodies that bind to actionable public targets 03 Memory B Cells Represent One of the Most Educated Components of the Human Immune System Discovery Engine interrogates patient memory B cell responses in unbiased manner and at industrial scale 02 Tumor Types B cells identify important targets within the natural context of disease 01 Pero et al, Clin Trans Immunol (2022) Autologous Tumor binding Immunome Internal Data

Unveiling “Tumor Context”

Novel Insights into Tumor Targets and Biological Processes

Human immune system sees unique features of cancer cells

- → Mutations, Unexpected localization of proteins *(ectopic expression)* on tumor surface
- → Splice variants, post-translational modification

Antibody responses across diverse cancers highlight common areas of target-rich biology

- → Multiple targets in the same biological pathway

Highly productive platform identifies both validated and novel actionable cancer targets

- → Anti-ErbB2 Abs identified from patients with classically defined ErbB2-driven and non-ErbB2 driven cancers
- → Expression linked to clinical outcomes (IL-38)

Target Clusters



Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

Target-specific Literature



Known
Unknown
Target Biology
Total Pubmed References
40000
30000
20000
10000
1000
800
600
400
200
0
ErbB2
IL-38
Targets

Disease Relevance



Disease-free survival
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Time after surgery (years)
N = 184
N = 233
P = 0.0021
score 1
score 2 + score 3

Takeda *et al. PLoS One* (2017)

Copyright © 2023 Immunome, Inc. All rights reserved.

13

Discovery Engine Highlights Ectopically Expressed Targets A Novel Class of Targets with Potentially High Tumor Selectivity 14 Copyright © 2023 Immunome, Inc. All rights reserved. → Some proteins normally found intracellularly appear to be selectively located on the extracellular side of plasma membrane in cancer cells, and are seen as targets by the immune system → This ectopic cell surface expression may be used to selectively target tumor cells. Our Discovery Engine identifies ectopic targets and antibodies simultaneously → Represent a novel class of targets potentially suitable for development of next generation ADC (antibody - drug conjugate) and TCE (T cell engager) therapeutics High Throughput Functional Characterization: Proof of Concept

Example of an Ectopically Expressed Target as an ADC 15 Copyright © 2023 Immunome, Inc. All rights reserved. *Immunome internal data 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 0 10 20 30 40 Raw Binding Signal S - S c o r e 17. PR121-00372 C11orf68 Target B Ab Highly Selective for Single Protein Target Selective Tumor Cell Binding High Tumor:Normal Cell Binding Ratio Tumor Normal 0 . 0 1 0 . 1 1 1 0 1 0 0 0 20 40 60 80 100 Log Conc. (nM) % C y t o t o x i c i t y Anti-C11orf68-VC-MMAF Cetuximab-VC-MMAF Trastuzumab-VC-MMAF anti-RSV-VC-MMAF free MMAF 0 . 0 1 0 . 1 1 1 0 1 0 0 0 20 40 60 80 100 Log Conc. (nM) % C y t o t o x i c i t y Antibody B -Vc-MMAF anti-RSV-Vc-MMAF Unconj. Vc-MMAF Cetuximab-Vc-MMAF Trastuzumab (Her2) Free MMAF Anti - RSV - VC - MMAF Antibody B - VC - MMAF Cetuximab (EGFR) - VC - MMAF Trastuzumab (Her2) - VC - MMAF Internalization Patient - derived Ab Suitable for ADC Format Neg Cntrl Antibody B

IMM - ONC - 01 Anti IL - 38 Antibody Copyright © 2023 Immunome, Inc. All rights reserved.

IND filing anticipated mid 2023 IMM - ONC - 01 Anti IL - 38 Antibody Anti IL - 38 Antibody Therapy has Potential to Be an Important Advancement in Cancer Care 17 Copyright © 2023 Immunome, Inc. All rights reserved. Blocking IL - 38 leads to tumor control in preclinical in vivo testing in two different models* IL - 38 dampens immune response to tumors in preclinical testing* IL - 38, a novel cancer target, identified by head & neck cancer patient antibody response *Immunome internal data 01 02 03 04 IL - 38 Appears to Suppress Anti - Tumor Immunity Potential indications include squamous cell carcinomas, such as head & neck, gastroesophageal and lung

Growing Evidence of IL - 38 as a Key Immune Modulator 18 Copyright © 2023 Immunome, Inc. All rights reserved. Takeda et al. PLoS One (2017)

IL - 38 is Expressed in Multiple Tumors 2 IL - 38 Protein Expression In HNSCC Aligns With Transcriptional Data 3 → Tumor versus Healthy Adjacent Tissue Expression (% of Patient Expression) → Pathology Scoring of Individual Patient Samples by Stage IL - 38 Expression in Solid Tumors 19 Copyright © 2023 Immunome, Inc. All rights reserved. D o c 0 3 1 4 4 4 R n s 0 5 0 2 6 8 D o c 1 8 0 3 7 0 D o c 1 6 0 1 1 8 D o c 1 7 0 3 0 8 R l a 1 5 0 0 7 6 R l a 0 6 0 0 7 7 R l a 0 2 0 0 5 4 R l a 0 9 0 0 3 7 R l a 1 1 0 0 2 6 R l a 1 3 0 0 4 2 R l a 1 3 0 0 3 0 R l a 1 4 0 0 6 5 R l a 0 1 0 0 8 8 D o c 0 9 0 2 4 7 D o c 0 6 2 3 0 2 D o c 0 6 2 2 3 8 D o c 0 6 2 3 0 7 D o c 0 3 0 4 6 3 D o c 1 3 0 4 7 2 D o c 1 3 0 4 9 8 D o c 1 1 0 1 9 3 D o c 0 2 2 7 8 2 D o c 1 4 0 0 7 3 D o c 1 4 0 1 4 8 D o c 0 6 2 3 0 5 D o c 0 9 0 1 4 9 D o c 0 7 0 3 6 9 D o c 1 4 0 0 4 5 D o c 1 0 0 3 0 8 D o c 1 8 0 0 7 4 R l a 0 1 0 1 6 2 R l a 1 3 0 0 5 8 R l a 0 1 0 1 7 3 R l a 1 3 0 0 6 5 R l a 0 2 0 0 6 3 R l a 0 5 0 0 0 7 R l a 0 2 0 0 5 8 D o c 0 6 1 8 3 0 D o c 0 6 0 6 2 1 R n s 0 2 0 6 6 6 D o c 1 4 0 1 8 5 D o c 0 3 1 8 0 8 D o c 0 7 0 3 1 0 D o c 1 4 0 0 5 2 D o c 1 8 0 3 6 5 D o c 1 6 0 0 7 7 D o c 0 3 0 4 5 6 D o c 0 6 2 2 9 8 R l a 0 1 0 0 0 5 R l a 1 0 0 0 1 8 R l a 1 0 0 0 1 0 R l a 1 5 0 0 9 8 R l a 0 1 0 0 5 9 R l a 0 2 0 0 5 3 R l a 0 1 0 1 0 7 R l a 1 5 0 0 9 2 R l a 0 1 0 1 0 9 R l a 0 1 0 1 0 6 R l a 0 5 0 2 7 2 R l a 0 1 0 1 4 5 R l a 0 6 0 0 2 4 R l a 0 1 0 0 7 2 R l a 0 2 0 2 5 8 R l a 0 1 0 1 4 4 R l a 0 6 0 0 8 8 R l a 0 2 0 0 6 0 R l a 0 6 0 5 9 6 D o c 1 4 0 1 2 4 D o c 1 8 0 2 6 8 0 2 4 6 Stage I Stage II Stage III Stage IVA Weak Moderate Strong Negative SCC of Max. Sinus Stage III. T3N0M0 SCC of Tongue root Stage II. T2N0M0 ACC of Parotid Stage II. T2N0M0 Isotype Control Anti IL - 38 (Immunome Clone) Weak Moderate Strong Head & Neck Lung, Squamous Esophagus Cervix Skin Lung, Adeno 23% 53% 41% 48% 25% 14% 30% 9% Bladder Prostate log2TPM log2TPM 1. Source: Tempus Real - World Data 2. Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset 3. Immunome Internal Data IL - 38 Expression Confirmed in Multiple Tumors of High Unmet Medical Need 1

IL - 38 Overexpression Inhibits Infiltration of T cells into Tumors In Vivo High IL - 38 Expression is Associated with Reduced Immune Cell Infiltration* → IL - 38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in lung, head & neck, and gastroesophageal cancers IL - 38 Expression is Associated with Reduced Immune Cell Infiltration 20 Copyright © 2023 Immunome, Inc. All rights reserved. *Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Similar findings were also confirmed in real - world data (Tempus) - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC T Cells - 0 . 3 - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 0 . 3 SKCM CESC LUAD ESCA LUSC HNSC B Cells - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC Macrophages - 0 . 5 0 - 0 . 2 5 0 . 0 0 0 . 2 5 0 . 5 0 SKCM CESC LUAD ESCA LUSC HNSC Monocytes - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 SKCM CESC LUAD ESCA LUSC HNSC NK Cells SKCM CESC LUAD ESCA LUSC HNSC Key D e c r e a s e d i n I L - 3 8 H i g h T u m o r s I n c r e a s e d i n I L - 3 8 H i g h T u m o r s ImSig Score Difference (IL-38 High minus IL-38 low) Kinoshita et al, Cancer Immunol. Immunother .(2021) 70:123 1200 1000 800 600 400 200 CD3 (/mm 2 ) LLC - vector LLC – IL38 800 700 600 500 400 300 200 100 0 CD8 (/mm 2 ) LLC - vector LLC – IL38

IMM - ONC - 01 Anti IL - 38 Antibody Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models 1 21 Copyright © 2023 Immunome, Inc. All rights reserved. Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) → Immunologically cold tumor model → IMM - ONC - 01 significantly inhibits B16.F10 tumor growth in vivo at 10 and 50 mg/Kg doses → ~40% response rate upon treatment with IMM - ONC - 01 → Animals with complete cures resistant to tumor re - challenge – Strongly suggests immunological memory – Consistent with indirect effect on T cells 0 10 20 30 40 0 50 100 Day % S u r v i v a l IMM-ONC-01 Vehicle control 5 10 15 20 25 0 250 500 750 1000 Day T u m o r V o l u m e M e a n ± S E M ( m m 3 ) Vehicle control IMM-ONC-01 1. AACR - NCI - EORTC Molecular Targets & Cancer Therapeutics Meeting, October 2021 ( https://doi.org/10.1158/1535 - 7163.TARG - 21 - LBA022 ) Isotype IMM - ONC - 01 50 10 50 mg/Kg Q3D * p < 0.05

IL - 38 and Potential Combinations Mechanistic Rationales for Both Chemotherapy and Immune Checkpoint Combinations 22 Copyright © 2023 Immunome, Inc. All rights reserved. Tumor Cells Can Secrete IL - 38 Upon Apoptosis Induction IL - 38 Levels Correlate with PD - L1 Expression → IL - 38 secretion associated with apoptotic cell death 1 → Acts during tissue damage to limit unwanted immune activation 2 → Human tumor cells from multiple tumor types secrete IL - 38 during apoptosis in vitro → PD - L1 positive cases exhibited higher levels of IL - 38 expression than PD - L1 negative cases (P < 0.0001) 1. Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2. Wei et al. J. Cell Mol. Med. 2016;00 :1 M e d i a 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 1000 2000 3000 4000 5000 I L - 3 8 ( p g / m L ) 786O HuH7 MDA MB231 SKMEL28 SKOV3A549 Lung Renal Liver Breast Skin Ovarian Takeda et al. PLoS One (2017)

IMM-ONC-01 Program Summary

Targets IL-38, a Novel Immune Modulator

- *In vitro* and *in vivo* preclinical research confirms antitumor activity of ONC-01 in solid tumors as a monotherapy
- Gene expression profiling of patient tumors suggest normal IL-38 biology is co-opted by tumors of squamous origin to suppress immune infiltration[1]
- ONC-01 exhibits favorable pharmacokinetic profile
- ONC-01 is well tolerated in GLP toxicology studies
- Potential indications include squamous cell carcinomas, such as head & neck, gastroesophageal and lung
- IND submission anticipated in mid 2023

IL-38 Protein Expression In HNSCC Aligns With Transcriptional Data[2]



Isotype Control
Anti IL-38
(Immunome Clone)
SCC of Max. Sinus
Stage III. T3N0M0
SCC of Tongue root
Stage II. T2N0M0

1. Tempus Database
2. Immunome Internal Data

Copyright © 2023 Immunome, Inc. All rights reserved.

23

ONCOLOGY Platform and Research Pipeline Copyright © 2023 Immunome, Inc. All rights reserved.

25 Untapped Biology and Novel Therapeutic Targets Copyright © 2023 Immunome, Inc. All rights reserved. TROP2 EGFR CD20 CD19 HER2 Novel targets have the potential to lead to more effective antibody - based therapies (including ADC, TCE & CAR - T modalities) Current Therapies are Based on Limited Knowledge of the Diversity and Complexity of Human Tumors TOMORROW TODAY

IMM20059 Anti-EPN1 Antibody

Antibody Targeting Ectopically Expressed Protein



01

EPN1, a novel cancer target, **identified by H&N cancer patient** antibody response

02

EPN1 ectopically expressed on surface of cancer cells and exosomes in preclinical testing

03

Impact of targeting ectopic EPN1: **Mechanism of Action and anti-tumor effect**

04

Preclinical efficacy testing

- → Preliminary Immunome data suggest Melanoma, Breast, Lung, Genitourinary, and Liver Cancers ectopically express EPN1
- → Potential modalities include standard mAb and TCE


Cargo Selection
Vesicle Scission
RTK
Endocytosis
EPN1
Ectopic EPN1
Recycling
Degradation

Copyright © 2023 Immunome, Inc. All rights reserved.

26

Tumor Growth Anti - tumor Immune Response → Combination of IMM20059 + atezolizumab leads to significant tumor control in the B16.F10 model as compared to either therapy alone → IMM20059 + atezolizumab treatment of B16.F10 tumor - bearing mice leads to upregulation of intra - tumoral inflammatory chemokines Anti - EPN1 Antibody in Combination with PD - L1 Enhances Anti - Tumor Efficacy 1 27 Copyright © 2023 Immunome, Inc. All rights reserved. * p < 0.05; ***p < 0.001 by one - way ANOVA with Dunnett’s post - hoc test * p < 0.05 by one - way ANOVA with Dunnett’s post - hoc test 0 5 10 0 500 1000 1500 2000 Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) hIgG1 Isotype - 25 mg/kg Atezolizumab - 12.5 mg/kg IMM20059 - 12.5 mg/kg Atezolizumab (12.5 mg/kg) + IMM20059 (12.5 mg/kg) 1st dose Last dose 0 5 10 0 500 1000 1500 2000 Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) hIgG1 Isotype - 25 mg/kg Atezolizumab - 12.5 mg/kg IMM20059 - 12.5 mg/kg Atezolizumab (12.5 mg/kg) + IMM20059 (12.5 mg/kg) 1st dose Last dose 0 5 10 0 500 1000 1500 2000 Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) hIgG1 Isotype - 25 mg/kg Atezolizumab - 12.5 mg/kg IMM20059 - 12.5 mg/kg Atezolizumab (12.5 mg/kg) + IMM20059 (12.5 mg/kg) 1st dose Last dose IMM20059 (12.5 mg/kg) + Atezolizumab (12.5 mg/kg) I s o t y p e A t e z o l i z u m a b I M M 2 0 0 5 9 I M M 2 0 0 5 9 + A t e z o l i z u m a b Eotaxin G-CSF IFNγ IL-1α IL-6 IL-9 IL-10 CXCL10 (IP-10) CXCL1 (KC) CCL2 (MCP-1) CXCL9 (MIG) CCL3 (MIP-1α) CCL4 (MIP-1β) CXCL2 (MIP2) CCL5 (RANTES) VEGF Luminex analysis of intratumoral cytokines: Fold change over isotype control F o l d C h a n g e O v e r I s o t y p e G r o u p 2 4 6 * *** *** *** 1. SITC 37 th Annual Meeting (https:// jitc.bmj.com /content/10/Suppl_2/A858) Ectopic expression of EPN1 may also enable efficacious targeting through use of T cell engagers

Correlations lead to identification of actionable public targets Immunome Discovery Engine 2.0: Context Dependent Drug Discovery Beyond Memory B - cells: What Other Immune Components Play a Role in Response? 28 Copyright © 2023 Immunome, Inc. All rights reserved. Leverage big data sets and complex analyses to visualize patient responses Multi - dimensional analysis yields extensive immune response data Capture immune responses across diverse patient populations and tissues Understanding The Interplay Between the Tumor and its Microenvironment Cabrita et al, Nature (2020) 01 02 03 04 Platform Applicable Beyond Solid Tumors

Financial Overview and Intellectual Property Snapshot

- Cash at least through 3Q 2024
- Capital efficient business model – partnerships and proprietary programs
- Eligible for additional platform access payments during the research term in the AbbVie Collaboration



- Platform technology and discovery engine protected through base patents and know-how exclusively-licensed by Immunome and further patents and trade secrets owned by Immunome
- Antibodies targeting SARS-CoV-2 epitopes and 2 or 3-antibody cocktails covered by International patent applications that include use for treatment of SARS-CoV-2 infection
- Antibodies for lead oncology programs and uses thereof covered by International patent applications; projected expirations in 2039 and beyond
- Strategy incorporates both trade secrets around platform enhancements and filing of patent applications upon validation of new antibody targets and delineation of proposed therapeutic hypotheses
- National phase filling decisions crafted broadly based upon anticipated indications
- Active ongoing research likely to generate additional IP, including trade secrets and patent applications around platform and pipeline

Copyright © 2023 Immunome, Inc. All rights reserved.

29

Immunome "At a Glance"

Disruptive Technology Leveraging Human Immune Response

Patient Informed Drug Discovery Engine	→ Interrogates memory B cells, the most educated component of the human immune system → Potential across multiple therapeutic areas
Significant Partnering Potential	→ AbbVie multi-year research collaboration (up to 10 novel antibody-target pairs) → U.S. DoD JPEO-CBRND in collaboration with DHA (Antibody cocktail for SARS-CoV-2)
Lead Oncology Program IMM-ONC-01	→ Antibody targeting IL-38, a novel context dependent immune modulator in multiple solid tumors with poor prognosis → IND submission anticipated mid-2023
Rich Research Pipeline	→ Antibody targeting EPN1, an ectopically expressed target → Multiple additional novel targets enabling next-generation modalities (ADCs, T-cell engagers)
Capital-Efficient Business Strategy	→ Value creation through partnerships and proprietary programs → Strong cash position; runway through at least 3Q 2024

Copyright © 2023 Immunome, Inc. All rights reserved.

30

IMM - BCP - 01 Copyright © 2023 Immunome, Inc. All rights reserved. Collaboration with U.S. DoD & DHA for IMM - BCP - 01 Program, Awarded Up to $17.6M in Funding* Phase 1b Topline Results * OTA: W911QY - 20 - 9 - 0019

IMM-BCP-01: Three Antibody Cocktail for the Treatment of COVID-19

01 → 02 → 03 → 04 → PHASE 1B

01

Identified Antibodies from SARS-CoV-2 patient memory B cell response



02

IMM-BCP-01 three antibody cocktail **designed to retain efficacy against emerging variants**



03

In vitro preclinical **neutralization of variants that have emerged over time**[1]

IMM-BCP-01 Neutralizes Broad Array of Variants



Neutralization (%)
125
100
75
50
25
0
-25
1
2
3
Log [Ab], nM
Spike "REF"
D614G
B.1.1.7 (alpha)
B.1.351 (beta)
B.1.429 (epsilon)
P.1/P.2 (gamma)
B.1.617 (L452/E484Q)
B.1.617.2.1 (delta plus)
C.37 (lambda)
B.1.621 (mu)
B.1.617.2 (delta)

04

In vitro neutralization translates into ***in vivo*** **efficacy in infected hamster models**[1]



PFU/g lung
10^6
10^5
10^4
10^3
10^2
10^1
**
LOD
Vehicle
IMM-BCP-01*

1. IMM20190 not included in testing; https://investors.immunome.com/immunome-announces-data-demonstrating-covid-19-antibody-cocktail-potently-clears-omicron-ba-1-variant-in-hamster-model-and-retains-activity-against-ba-2-subvariant/

Copyright © 2023 Immunome, Inc. All rights reserved.

32

33 IMM - BCP01 - 001 Clinical Study Top Line Results: Safety and Pharmacokinetics Copyright © 2023 Immunome, Inc. All rights reserved. → Phase 1b, 2:1 randomization (n = 9; 6 active: 3 placebo) → Single dose of cocktail (600 mg total) administered as an intravenous infusion → No significant treatment - related AEs reported → PK profiles exhibits classic IgG1 features → C max averaged 92 ug/mL among mAbs → Apparent Half life ~ 23 days (IMM20184, IMM20190) → Apparent Half life – 11 days (IMM20253) – IMM20253 also exhibits the highest binding to the RBD of SARS - CoV - 2 in preclinical testing – IMM20253 appears to exhibit enhanced antigen dependent PK at the dose administered 1000 10000 100000 1000000 0 200 400 600 800 1000 1200 1400 M e a n S e r u m C o n c e n t r a t i o n ( n g / m L ) Time Post-Infusion (hr) IMM-BCP-1001 -Mean Serum Concentration Comparison -Cohort 1 IMM20184 IMM20190 IMM20253 Mean Serum Concentration (ng/mL) Time Post - Infusion ( Hr ) IMM20184 IMM20190 IMM20253 0 200 400 600 800 1000 1200 140 0 1000000 100000 10000 1000 We have decided to seek a partner in order to continue the trial and for any further development activities

IMM-BCP-01 Neutralizes Virus Utilizing Different Mechanisms



ANTIBODY INDUCED CONFORMATIONAL CHANGE DESTABILIZES SPIKE PROTEIN*
2
IMM20253
1
DIRECT ACE2 BLOCKADE
IMM20190 +
IMM20184
ACE2
Pre-fusion spike (S1 + S2)
Post-fusion spike (S2)

Structural analysis demonstrates IMM20253 binding induces unfolding of spike trimer

- → Increasing antibody:trimer ratio results in dissociation of trimer into soluble antibody-bound spike monomers
- → IMM20253+IMM20184 exhibits enhanced activity in SARS-CoV-2 infected hamsters



Ab-bound trimer
Ab-bound monomer

* Nikitin et al Sci Immunol; 2022 (https://www.science.org/doi/10.1126/sciimmunol.abl9943)

Copyright © 2023 Immunome, Inc. All rights reserved.

34